        PLEASE VOTE, SIGN, DATE, AND RETURN THIS
        PROXY FORM PROMPTLY USING THE ENCLOSED
        ENVELOPE.

                       -     FOLD AND DETACH HERE     -
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
      PROXY                                     PROXY
                              STERIS CORPORATION
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 2000
               This Proxy is solicited by the Board of Directors

      At the Annual Meeting of Shareholders of the Company to be held on July 21, 2000, and at any adjournment thereof, Les C. Vinney, Raymond A. Lancaster, J.B. Richey, David C.
      Dvorak, and Laurie Brlas, and each of them, with full power of substitution in each (the
      "Proxies"), are hereby authorized to represent me and to vote my shares on the following:

      Electing directors of a class to serve for a two-year term of office expiring at the Company's 2002 Annual Meeting of Shareholders
      ("Class II Directors"). The nominees of the
      Board of Directors for Class II Directors are:
      Kevin M. McMullen, Jerry E. Robertson, and
      Loyal W. Wilson.

      The Board of Directors recommends to elect as Class II Directors the nominees listed above.

      Unless otherwise specified, this Proxy will be
      voted to elect as Class II Directors the
      nominees listed above. SEE REVERSE SIDE.
                                      (change of
                                       address)
                                   -----------------
                                   -----------------
                                   -----------------
                                   -----------------

                                   (If you have
                                   written in the
                                   above space,
                                   please mark the
                                   corresponding
                                   box on the
                                   reverse side.)

        PLEASE VOTE, SIGN, DATE, AND RETURN THIS
        PROXY FORM PROMPTLY USING THE
        ENCLOSED ENVELOPE.

                       -     FOLD AND DETACH HERE     -
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                              STERIS CORPORATION
   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

                                     For      Withheld For All
                                     All        All    Except:
       1. Election of Directors      [_]        [_]      [_]
       Director Nominees:

      ------                             --------------------------------------
      Kevin M. McMullen, Jerry E. Robertson, and Loyal W. Wilson
                                         Nominee Exception(s):
      The Board of Directors recommends a vote FOR all the above nominees.
                                  Will Attend
                                  Meeting     [_]
                                  Change of
                                  Address       [_]

                                  In their
                                  discretion, the
                                  Proxies are
                                  authorized to vote
                                  upon such other
                                  business as may
                                  properly come
                                  before the meeting
                                  or at any
                                  adjournment
                                  thereof and
                                  matters incident
                                  to the conduct of
                                  the meeting.

                                     Date:     , 2000
                                       ------------

                                     ----------------
                                     Signature(s)

                                     ----------------
                                     Signature(s)

                                  NOTE: Please sign
                                  exactly as name
                                  appears hereon.
                                  Joint owners
                                  should each sign.
                                  When signing as
                                  attorney,
                                  executor,
                                  administrator,
                                  trustee, or
                                  guardian, please
                                  give full title as
                                  such.

        PLEASE VOTE, SIGN, DATE, AND RETURN THIS
        DIRECTION FORM PROMPTLY USING THE ENCLOSED
        ENVELOPE.

                       -     FOLD AND DETACH HERE     -
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                                DIRECTION FORM
                              STERIS CORPORATION
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 2000
    Instructions for Voting Shares Held by Key Trust Company of Ohio, N.A., Trustee under the STERIS Corporation 401(k) Plan and Trust (the "Plan")

      Pursuant to the Plan, I hereby direct Key
      Trust Company of Ohio, N.A., as Trustee, to vote in person or by proxy all Common Shares of the Company credited to my stock fund account under the Plan at the Annual Meeting of Shareholders of the Company to be held on July 21, 2000, and at any adjournment thereof, as specified, on all matters coming before said meeting.

      Electing directors of a class to serve for a two-year term of office expiring at the Company's 2002 Annual Meeting of Shareholders
      ("Class II Directors"). The nominees of the
      Board of Directors for Class II Directors are:
      Kevin M. McMullen, Jerry E. Robertson, and
      Loyal W. Wilson.

      The Board of Directors recommends to elect as Class II Directors the nominees listed above.

      IF THE TRUSTEE DOES NOT RECEIVE YOUR
      INSTRUCTIONS FOR VOTING, IT WILL VOTE THE
      SHARES CREDITED TO YOUR STOCK FUND ACCOUNT IN
      THE SAME PROPORTION AS IT VOTES THOSE SHARES
      WITH RESPECT TO WHICH IT DOES RECEIVE VOTING
      INSTRUCTIONS REGARDING THE ELECTION OF THE
      NOMINEES FOR DIRECTOR LISTED ABOVE, AND ALL
      OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
      MEETING. SEE REVERSE SIDE.

      DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF
      NATIONAL CITY BANK, THE TABULATING AGENT, NO
      LATER THAN 5:00 P.M. EASTERN DAYLIGHT-SAVING
      TIME ON JULY 17, 2000, FOR TABULATION.

        PLEASE VOTE, SIGN, DATE, AND RETURN THIS
        DIRECTION FORM PROMPTLY USING THE ENCLOSED
        ENVELOPE.
                       -     FOLD AND DETACH HERE     -
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                              STERIS CORPORATION
   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

                                     For      Withheld For All
                                     All        All    Except:
       1. Election of Directors      [_]        [_]      [_]
       Director Nominees:

      ------                             --------------------------------------
      Kevin M. McMullen, Jerry E. Robertson, and Loyal W. Wilson
                                         Nominee Exception(s):
      The Board of Directors recommends a vote FOR all the above nominees.
                                  Will Attend
                                  Meeting     [_]

                                  In its discretion,
                                  the Trustee is
                                  authorized to vote
                                  upon such other
                                  business as may
                                  properly come
                                  before the meeting
                                  or at any
                                  adjournment
                                  thereof and
                                  matters incident
                                  to the conduct of
                                  the meeting.

                                     Date:     , 2000
                                       ------------

                                     ----------------
                                     Signature(s)

                                     ----------------
                                     Signature(s)

                                  NOTE: Please sign
                                  exactly as name
                                  appears hereon.
                                  Joint owners
                                  should each sign.
                                  When signing as
                                  attorney,
                                  executor,
                                  administrator,
                                  trustee, or
                                  guardian, please
                                  give full title as
                                  such.